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                                   EXHIBIT 4.1
                             ENERGAS RESOURCES, INC.

------------------                                   ---------------------------
      NUMBER                                         SHARES


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                           COMMON STOCK      PAR VALUE $.001
                                             PER SHARE

                                             CUSIP
THIS CERTIFICATE IS TRANSFERABLE
                                                         SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS AND LEGENDS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF ENERGAS RESOURCES, INC.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to the provisions of the State of Delaware and all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                          Dated:

                                          COUNTERSIGNED AND REGISTERED
                                          PACIFIC CORPORATE TRUST
                                          COMPANY
                                          (Vancouver, British Columbia, Canada)
                                          TRANSFER AGENT
                                          AND REGISTRAR
                                          BY

  /s/ GEORGE G. SHAW       /s/ G. SCOTT SHAW

CHIEF EXECUTIVE OFFICER        SECRETARY                      AUTHORIZED OFFICER

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                             PRECIS SMART CARD, INC.

         The Corporation is authorized to issue more than one class of stock and more than one series of preferred stock. The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred class. Such request may be made to the Secretary of the Corporation, or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                        UNIF GIFT
TEN ENT -as tenants by the entireties                MIN ACT-_______            Custodian __________
JT TEN  -as joint tenants with right                         (Cust)                        (Minor)
              of survivorship and not as             Under Uniform Gifts to Minors Act_____________________________
              tenants in common                                                                   (State)
                                                     UNIF TRNFR
                                                     MIN ACT-_______            Custodian __________
                                                             (Minor)                        (Cust)
                                                     Under Uniform Transfers to Minors Act_________________________
                                                                                                      (State)

Additional abbreviations may also be used though not in the above list.

     For Value received,______________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________
________________________________________________________________________________
________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
_____________________________________________________________Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated  _______________________________

                                             NOTICE:

                  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                           X
                                            ------------------------------------
                                                    (SIGNATURE)

                                           X
                                            ------------------------------------
                                                    (SIGNATURE)

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THE SIGNATURE SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.

______________________________________
SIGNATURE(S) GUARANTEED BY:









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